Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mallorie Burak, certify that:

1.	I have reviewed this this Amendment No. 1 on Form 10-K/A of Knightscope, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: April 28, 2023	By:	/s/ Mallorie Burak
		Name:	Mallorie Burak
		Title:	President and Chief Financial Officer
(Principal Financial Officer)